Neuberger Berman Alternative Funds® (“Alternative Funds”)
Neuberger Berman Commodity Strategy Fund
Class A, Class C, and Institutional Class

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated February 28, 2021, as amended and supplemented

Effective immediately, Neuberger Berman Commodity Strategy Fund’s (the “Fund”) investment strategy will permit actively managed exposure to cryptocurrency investments and digital assets through (i) cryptocurrency derivatives, such as bitcoin futures and ether futures, and (ii) investments in bitcoin trusts and exchange-traded funds to gain indirect exposure to bitcoin.

Accordingly, the following changes to the Summary Prospectus, Prospectus and Statement of Additional Information for the Fund are effective immediately:

1.	The fourth paragraph of the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

The Fund may seek to gain investment exposure to cryptocurrencies and digital assets.  The Fund may seek to gain exposure to cryptocurrencies, including bitcoin and ether, indirectly through cryptocurrency derivative instruments, such as bitcoin futures and ether futures traded on futures exchanges registered with the Commodity Futures Trading Commission, or indirectly through investments in investment vehicles that invest in cryptocurrencies. The Fund expects to gain exposure to these cryptocurrency investments primarily by investing through its Subsidiary.

Fund assets not invested either in the Subsidiary or directly in commodity-linked derivative instruments will generally be invested in fixed income securities, cash or cash equivalent instruments, or money market mutual funds.

2.	The following is added to the “Principal Investment Risks” section of the Summary Prospectus and Prospectus and the “Additional Information about Principal Investment Risks” section of the Prospectus:

Cryptocurrency Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Ether is considered to be second to bitcoin in market capitalization. Cryptocurrency is a newer technological innovation with limited history; it is highly speculative and future regulatory actions or policies may significantly affect the price of cryptocurrencies, and thus the value of the Fund’s investments in cryptocurrencies.

The value of cryptocurrencies is normally determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The market price of bitcoin, ether and other cryptocurrencies has been subject to extreme fluctuations, and may be highly volatile. If cryptocurrency markets continue to be subject to sharp fluctuations, the Fund’s exposure to cryptocurrency could result in substantial losses to the Fund. Cryptocurrency generally operates without central authority (such as a bank), and the value is generally not backed by any government, corporation, or other identified body. Cryptocurrency is not legal tender; Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrency, which could severely affect the value of any holdings.  Regulation in the United States is still developing. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. Accordingly, bitcoin and ether held by the cryptocurrency investment vehicles that the Fund may invest in are also susceptible to these risks.

Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. The Fund’s indirect investment in bitcoin and ether remains subject to volatility experienced by the cryptocurrency exchanges and other cryptocurrency trading venues. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware, which may also affect the price of bitcoin and other cryptocurrencies and thus the Fund’s indirect investments in cryptocurrencies.

Cryptocurrency Futures Risk. The cryptocurrency futures contracts the Fund may invest in are bitcoin futures and ether futures traded on futures exchanges registered with the Commodity Futures Trading Commission. Bitcoin futures and ether futures expose the Fund to all of the risks related to cryptocurrency discussed under “Cryptocurrency Risk” above and also expose the Fund to risks specific to bitcoin futures and ether futures.

The market for bitcoin and ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets given that the cryptocurrency futures market is relatively new. In addition, exchanges on which cryptocurrency futures are traded and their related clearinghouses and the Fund’s futures commission merchants (“FCMs”) generally require the Fund to maintain relatively high levels of initial margin at the clearinghouse and FCM in connection with bitcoin futures and ether futures. Cryptocurrency futures are subject to collateral requirements and daily limits that may limit the Fund’s ability to achieve the desired exposure.

In addition, bitcoin and ether, as well as bitcoin futures and ether futures, have generally exhibited significant price volatility relative to traditional asset classes. Cryptocurrency futures may also experience significant price volatility as a result of being the target of market fraud and manipulation. Futures contracts based on bitcoin and ether are also subject to the risks otherwise applicable to derivatives, in particular those described in “Derivatives Risk—Futures” below.

Cryptocurrency Tax Risk. Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce income that if directly earned by a regulated investment company like the Fund, would be treated as non-qualifying income for purposes of the income test applicable to regulated investment companies. Accordingly, to the extent the Fund invests in cryptocurrencies futures, or investment vehicles that invest in cryptocurrencies, it will do so through the Subsidiary.

In 2014, the IRS released a notice (the “Notice”) discussing certain aspects of “convertible virtual currency” (that is, digital assets that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for U.S. federal income tax purposes and, in particular, stating that such a digital asset (i) is “property,” (ii) is not “currency” for purposes of the rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released a revenue ruling and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance. However, the Notice and the Ruling & FAQs do not address other significant aspects of the U.S. federal income tax treatment of digital assets.

It is unclear what additional guidance on the treatment of digital assets for U.S. federal, state and local income tax purposes may be issued or when such guidance may be issued. Because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets. Any future guidance on the treatment of digital assets for federal, state or local tax purposes could result in adverse tax consequences for the Fund or the Subsidiary and could have an adverse effect on the value of bitcoin, ether and other cryptocurrencies.
3.	The following is added to the “Investment Information – Additional Investment Information” section of the Statement of Additional Information:

Cryptocurrencies. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Ether is considered to be second to bitcoin in market capitalization. Cryptocurrency is a new technological innovation with limited history; it is highly speculative and future regulatory actions or policies may affect the price of cryptocurrencies, and thus a Fund’s investments in cryptocurrencies.

Bitcoin is a digital asset whose ownership, operation, and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the bitcoin network (commonly referred to as the bitcoin protocol). Ownership and the ability to transfer or take other actions with respect to bitcoin is protected through public‑key cryptography. The supply of bitcoin is constrained formulaically by the bitcoin protocol. Ether is a digital asset that is created and transmitted through the operations of the peer-to-peer Ethereum network, a dispersed network of computers that operates on cryptographic software protocols based on open source code. Similar to bitcoin, it is believed that no single intermediary or entity operates or controls the Ethereum network. The Ethereum network allows people to exchange tokens of value, called ether, which are recorded on a distributed public recordkeeping system or ledger known as a blockchain, and which can be used to pay for goods and services. The further development of the bitcoin network and Ethereum network, which are part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate.

Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction.

The value of the Fund’s investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is normally determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. However, the price of cryptocurrencies, including bitcoin and ether, could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies.

Cryptocurrencies trade on exchanges, which are largely unregulated and, therefore, are more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges have in the past, and may in the future, cease operating temporarily or even permanently, resulting in the potential loss of users' cryptocurrency or other market disruptions. Cryptocurrency exchanges are more exposed to the risk of market manipulation than exchanges for traditional assets. Cryptocurrency exchanges that are regulated typically must comply with minimum net capital, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do. Furthermore, many cryptocurrency exchanges lack certain safeguards established by traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on traditional exchanges. In addition, cryptocurrency exchanges are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of bitcoin and other cryptocurrencies. A cyber or other security breach or a business failure of a cryptocurrency exchange or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of a particular cryptocurrency or cryptocurrencies generally.

Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth or possible cessation or reversal in the adoption and use of cryptocurrency and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A breach or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and or value of, other cryptocurrencies.

Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact the Fund’s cryptocurrency investments. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.

Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the United States is still developing. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the nature of an investment in cryptocurrency. A determination that cryptocurrency or any other digital asset is a “security” may adversely affect the value of cryptocurrency.

4.
The eleventh paragraph under “Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”).” in the “Investment Information – Additional Investment Information” section of the Statement of Additional Information is hereby deleted and replaced with the following:

Each Fund may invest in commodity-linked futures contracts. A Fund may invest either directly or through a wholly owned Subsidiary (as defined below). Currently, Neuberger Berman Commodity Strategy Fund invests in commodity-linked futures contracts through a wholly owned Subsidiary. Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas City wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold, silver, platinum and palladium; and (6) softs, which includes cotton, coffee, sugar and cocoa. With respect to these physical commodities, the price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity, less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (these benefits are sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately. Commodity-linked futures contracts may also be based upon cryptocurrencies, which includes bitcoin and ether. A Fund may seek to invest in cash settled bitcoin futures and ether futures. In the United States, the trading and clearing of bitcoin futures and ether futures are required to take place on futures exchanges regulated and supervised by the CFTC, such as the Chicago Mercantile Exchange (“CME”). For CME bitcoin futures, the value of bitcoin futures is determined by reference to the CME CF Bitcoin Reference Rate, which provides an indication of the price of bitcoin across certain cash bitcoin exchanges. For CME ether futures, the value of ether futures is determined by reference to the CME CF Ether-Dollar Reference Rate, which aggregates ether trading activity across major spot exchanges.

The date of this supplement is August 11, 2021.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104

Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com

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